                           SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant               Filed by a Party other than the Registrant
--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
[ ] Confidential, For Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 Not Applicable
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the Appropriate Box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:

         Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

================================================================================

                                                                   May ___, 1997

Dear Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders (the "Meeting") of Palomar Medical Technologies, Inc. (the "Company") to be held on June 18, 1997 at 10:30 a.m. at the BankBoston Auditorium, 100 Federal Street, Boston, Massachusetts 02110, and thereafter as it may be adjourned from time to time.

     At the Meeting, you will be asked to (i) amend in certain respects the Company's Restated Certificate of Incorporation, (ii) elect five directors of the Company, (iii) amend in certain respects the Company's 1991, 1993, 1995 and 1996 Stock Option Plans and the Company's 1996 Employee Stock Purchase Plan, and
(iv) ratify the selection of the Company's independent auditors for fiscal 1997.

     Details of the matters to be considered at the Meeting are contained in the Proxy Statement, which we urge you to consider carefully.

     As a stockholder, your vote is important. Whether or not you plan to attend the Meeting, please complete, date, sign and return your proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Meeting, you may vote in person if you wish, even if you have previously returned your proxy.

     Thank you for your cooperation, continued support and interest in Palomar Medical Technologies, Inc.

                                              Sincerely,



                                              Steven Georgiev
                                              Chief Executive Officer
                                              Chairman of the Board of Directors

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                              66 Cherry Hill Drive
                                Beverly, MA 01915

                                  Notice of the
                       1997 Annual Meeting of Stockholders


To the stockholders of PALOMAR MEDICAL TECHNOLOGIES, INC.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of PALOMAR MEDICAL TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, will be held on JUNE 18, 1997 at 10:30 A.M.. at the BANKBOSTON AUDITORIUM, 100 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110, and thereafter as it may be adjourned from time to time.

At the Meeting, the stockholders will be asked:

     1. To consider and act upon a proposal to amend the Company's Restated Certificate of Incorporation to (a) classify the Board of Directors into three classes, each class consisting as nearly as possible of one-third of the whole number of the Board of Directors; (b) require that action required or permitted to be taken by stockholders of the Company be taken at an annual or special meeting of stockholders and not by written consent of stockholders; and (c) provide that, unless certain conditions are met, the proposed amendments may not be amended without a vote of the holders of seventy-five percent (75%) of outstanding voting shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment, as set forth in the accompanying Proxy Statement.

     2. To elect one Class I Director, two Class II Directors and two Class III Directors for initial terms of 1, 2 and 3 years, respectively or, alternatively (if Proposal No. 1 should not be approved), to elect the Directors of the Company to serve until the 1998 annual meeting of stockholders and until their respective successors are elected and have qualified.

     3. To amend in certain respects the Company's 1991, 1993, 1995 and 1996 Stock Option Plans.

     4. To amend in certain respects the Company's 1996 Employee Stock Purchase Plan.

     5. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

     6. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 1, 1997 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Meeting or any adjournment thereof.

     We hope that all Stockholders will be able to attend the Meeting in person. In order to assure that a quorum is present at the Meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the Meeting. A postage prepaid envelope, addressed to American Stock Transfer & Trust Company, the Company's transfer agent and registrar, has been enclosed for your convenience. If you attend the meeting, you may revoke your Proxy and vote your shares in person.

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE
RIGHT         TO         VOTE          YOUR          SHARES          PERSONALLY.
--------------------------------------------------------------------------------


                                              By Order of the Board of Directors




                                              Steven Georgiev
                                              Chief Executive Officer
                                              Chairman of the Board of Directors

May ___, 1997

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 1997


     The enclosed Proxy is solicited by the Board of Directors of PALOMAR MEDICAL TECHNOLOGIES, INC. (the "Company") for use at the 1997 Annual Meeting of Stockholders (the "Meeting") to be held at the BankBoston Auditorium, 100 Federal Street, Boston, Massachusetts 02110, at 10:30 a.m. on Wednesday, June 18, 1997, and at any adjournment or adjournments thereof.

     Management intends to mail this proxy statement, the accompanying form of proxy and its Annual Report for the fiscal year ended December 31, 1996 to all stockholders entitled to vote, on or about May ___, 1997. The costs of soliciting proxies will be borne by the Company.

     Only stockholders of record at the close of business on May 1, 1997, will be entitled to vote at the Meeting or any adjournment thereof. As of May 1, 1997, ________ shares of common stock, $.01 par value, ("Common Stock") of the Company were issued and outstanding. Each share entitles the holder to one vote with respect to all matters submitted to Stockholders at the Meeting. There is no other class of voting securities of the Company entitled to vote at the meeting.

     To establish a quorum to transact business at the Meeting, there must be present at the Meeting, in person or by proxy, a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting. Shares represented by executed proxies received by the Company will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

     To be elected, a director must receive a plurality of the votes of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon, is necessary to ratify the selection of the independent auditors, to approve the proposals to amend the Company's 1991, 1993, 1995 and 1996 Stock Option Plans and 1996 Employee Stock Purchase Plan, and to approve the proposals to amend the Company's Restated Certificate of Incorporation.

     Execution of a Proxy will not in any way affect a Stockholder's right to attend the Meeting and vote in person. The Proxy may be revoked at any time before it is exercised, by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked, at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the Meeting will be voted as specified therein. Proxies which are executed, but which do not contain any specific instructions will be voted as recommended by management.

     In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretion to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the Meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote against a matter presented at the Meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will therefore, have no legal effect on the vote on that particular matter.

     Votes will be tabulated by the Company's transfer agent, American Stock Transfer & Trust Company.

     The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the Proxies.


                                 PROPOSAL NO. 1

               AMENDMENTS OF RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors has unanimously approved two amendments to the Restated Certificate of Incorporation and has directed that they be submitted to a vote of the stockholders at the Annual Meeting. Inasmuch as the Board deems such amendments to be interrelated in purpose and effect, they are being submitted as a single proposal to be voted upon. To be adopted, the proposed amendments require the affirmative vote of holders of a majority of all outstanding shares of Common Stock of the Company entitled to vote thereon at the Annual Meeting. Management believes it to be in the best interests of the Company to amend the Restated Certificate of Incorporation to give effect to the proposed amendments.

     The proposed amendments would, among other things:

     (1) classify the Company's Board of Directors into three classes;

     (2) provide that stockholder action only be taken at a meeting of stockholders and not be written consent; and

     (3)  provide  that,  unless  certain   conditions  are  met,  the  proposed
amendments may not be further amended or repealed without a vote of 75% of stockholders.

     The principal purposes of the proposed amendments are to promote continuity and stability in the Company's leadership and policies and to encourage any persons who might wish to acquire the Company to negotiate with its management rather than to attempt to effect certain types of business combinations without the approval of management or of a substantial portion of the Company's stockholders. The proposed amendments may be considered "anti-takeover" in nature and the effect of such amendments may be to render more difficult or to discourage a merger or tender offer, even if such transaction is favorable to the interests of the stockholders, or the assumption of control by a holder of a large block of the Company's shares and the removal of incumbent management, even if such removal would be beneficial to stockholders.

     Stockholders should note that the proposed amendments may discourage tender offers and other non-open market acquisitions made at prices above the prevailing market price of the Company's stock and acquisitions of stock by persons attempting to acquire control through market purchases that may cause the market price of the stock to reach levels that are higher than would otherwise be the case. Discouragement of such acquisitions may have the effect of depriving stockholders of opportunities to sell their stock at a premium under such circumstances.

     The Board of Directors has no knowledge of any efforts by any person to obtain control of the Company or to change its management. However, in view of the number of hostile tender offers and proxy contests experienced by public companies, the Board of Directors believes that it is prudent and in the interest of the stockholders to adopt the proposed amendments. The Board of Directors has further concluded that it is desirable to consider these proposed amendments at a time when the Company is not subject to a takeover attempt.

Current Provisions of Restated Certificate of Incorporation and By-laws

     The Company does not believe that its Restated Certificate of Incorporation and By-laws as presently constituted contain any provisions which are intended to have an anti-takeover effect. However, as of April 25, 1997, under the Certificate of Incorporation 45,884,228 shares of Common Stock and 4,980,316 shares of preferred stock remain authorized and not reserved for any purpose and are available for issuance. Although these shares were authorized to allow the Board of Directors, without further stockholder approval, to issue additional shares of the Company's capital stock to raise capital or to effect potential acquisitions in the future, the authorization of such additional shares could incidentally have an anti-takeover effect, in that such shares could potentially be issued in such manner as to hamper the efforts of persons who might attempt to gain control of the Company. Also, Article Fourth of the Restated Certificate specifically provides that the Board has the authority to create the special terms and conditions of the preferred stock which it issues. The Board is authorized to establish the number of shares of preferred stock to be issued in any series it decides to issue, and to fix the voting powers, designations, preferences and relative, participating, optional or other special rights of the preferred stock, including voting rights and conversion rights, and the qualifications, limitations and restrictions thereon. Accordingly, it is possible for the Board to seek to authorize the issuance of a series of preferred stock with rights and preferences that could affect an attempt to acquire control of the Corporation. For example, such additional authorized shares could potentially be issued to dilute the stock ownership of persons seeking to obtain control of the Company, or shares of preferred stock with favorable voting rights, such as the right to elect certain additional directors or other special rights, could be created and issued to parties that support the management of the Company.

     The proposed amendments, combined with the power of the Board of Directors to issue shares of authorized preferred stock, may have the effect of maintaining the continuity of management and may make changes in management more difficult, even if a majority of stockholders might consider such changes advisable. The Company does not have a present intention to adopt any proposals that have an anti-takeover effect, or to submit any such proposals for further consideration by stockholders, except for the amendments proposed herein and amendments to the Company's By-laws to conform them thereto.

     Cumulative voting for the election of directors is not permitted under the Company's Restated Certificate of Incorporation, as now in effect and as proposed to be amended.

     The following sections set forth an explanation of the proposed amendments, which are set forth in their entirety in Exhibit A hereto.

Classification of Board of Directors

     Summary

     The Company's By-laws currently provide for a Board of Directors consisting of such number as shall be determined from time to time by a majority of the directors or by the stockholders. Directors are elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and have qualified. The number of directors constituting the whole Board is currently fixed at five. The terms of all of the Company's Directors will expire at the Annual Meeting.

     Proposal No. 1 would amend Article Fifth of the Restated Certificate of Incorporation to divide the Board of Directors into three classes, labeled Class I, Class II and Class III, each containing, insofar as possible, an equal number of directors, with the term of one of the three classes expiring each year at the Company's annual meeting or special meeting in lieu thereof. The text of the proposed amendment is set forth as Exhibit A hereto. The Company's Directors unanimously approved the proposed amendment at a regular meeting of Directors on April 23, 1997.

     Under proposed Article Fifth, there would be limits prescribed for the size of the entire Board of Directors with a minimum set at three directors and a maximum set at twelve directors, exclusive of directors to be elected by any class or series of the Company's stock other than Common Stock voting separately as a class. The exact number of directors, and the number of members of each class of directors, would be fixed or changed from time to time within such limits by resolution of the Board of Directors. The provisions of proposed Article Fifth would not apply to any director elected by holders of a class or series of the Company's preferred stock at any time such holders might have a right to vote separately as a class for the election of directors.

     If the proposed amendment is approved, the Company will designate nominees for each of the three classes of Directors as set forth in Proposal No. 2. The Class I Director would serve initially for a one-year term, until the 1998 annual meeting of stockholders and until a successor is duly elected and qualifies, and thereafter be elected for three-year terms. The Class II Directors would serve initially for a two-year term, until the 1999 annual meeting of stockholders and until their respective successors are duly elected and have qualified, and thereafter be elected for three-year terms. The Class III Directors would immediately commence service for a three-year term, and serve until the 2000 annual meeting of stockholders and until their respective successors are duly elected and have qualified. The proposed amendment provides that any vacancy on the Board of Directors resulting from an increase in the number of Directors may be filled by the affirmative vote of a majority of the Directors then in office, and any other vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors would serve for a term equivalent to the remaining unserved portion of the term of such newly elected Director's predecessor.

     Under Delaware law, the holders of a majority of a corporation's outstanding shares may remove directors with or without cause unless such power of removal is limited by the corporation's certificate of incorporation. The Restated Certificate of Incorporation presently contains no provision limiting such power. Such law also provides that if a corporation's certificate of incorporation provides for classification of directors, directors may be removed only for cause unless otherwise set forth in the certificate of incorporation. The Board intends, upon the adoption of the proposed amendment by the stockholders, to amend the Company's By-laws to provide that incumbent Directors may be removed by a majority of stockholders only for "Cause." "Cause," for the purposes of the proposed By-law provision, is defined as (a) willful and continued material failure, refusal or inability to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably damaging to the Corporation; or (b) conviction for any crime involving moral turpitude or any other illegal act that materially and adversely reflects upon the business, affairs or reputation of the Company or on one's ability to perform one's duties to the Corporation.

     The vote of holders of record of a majority of the outstanding Common Stock entitled to vote thereon at the Annual Meeting is required for adoption of the proposed amendment.

     Reasons for and Effects of Proposed Article Fifth

     Designation of a classified board of directors is permitted under Section 141(d) of the General Corporation Law of the State of Delaware. Section 141(d) provides that a corporation may divide its board into one, two or three classes, with (in the case of a board divided into three classes) the classes serving for staggered three-year terms, so that the directors of one class stand for re-election in any given year.

     The proposal to adopt a classified Board of Directors is not the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company through a merger, tender offer, consent solicitation or otherwise. The Board of Directors believes that the adoption of proposed Article Fifth will enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board, in that only about one-third of the Board of Directors would be subject to election each year. Staggered terms would also guarantee that, except in the unusual circumstances of the death or resignation of Directors, approximately two-thirds of the Directors, or more, at any one time would have at least one year's experience as Directors of the Company.

     The proposed Article Fifth will also restrict the ability of stockholders of the Company to change the composition of the Board of Directors by extending the time required to elect a majority of Directors from one to two years, under most circumstances. Thus, the existence of a classified Board may have an anti-takeover effect because a person who has gained voting control of the Company will be unable to gain immediate control of the Board of Directors unless he can obtain sufficient votes to amend proposed Article Fifth pursuant to the requirements for such an amendment as set forth therein. See "Supermajority Requirements for Amendment of the Proposed Amendments" below.

     Adoption of the proposed amendment would thus tend to make more difficult, or discourage, any attempt to remove current management of the Company by means of a merger, a tender offer for the Company's stock, a proxy contest or any other transaction resulting in a change in control, even where such an action would be favorable to the Company's stockholders or was supported by a majority of the stockholders. The proposed amendment would also make it more difficult for the Company's stockholders to change the composition of the Board and the Company's management, even for reasons of performance of the present Board and management. The provisions of proposed Article Fifth will be applicable to every election of Directors and not just elections occurring in connection with a specified event such as a hostile tender offer.

Amendment of Restated Certificate of Incorporation to Eliminate Stockholder Action by Written Consent

     Summary

     The Board has unanimously authorized the Company to amend its Restated Certificate of Incorporation to add a new provision to require that action required or permitted to be taken by stockholders of the Company must be taken at an annual or special meeting of stockholders and may not be taken by written consent of stockholders. The full text of proposed Article Tenth is set forth in Exhibit A hereto.

     Under Delaware law, any actions required or permitted to be taken by stockholders may be taken (unless a company's certificate of incorporation otherwise provides) without a stockholder meeting, without prior notice and without a stockholder vote if written consents setting forth the action to be taken are signed by the holders of stock having the requisite number of votes. The Restated Certificate of Incorporation currently does not prohibit such action by written consent, and the Company's present By-laws provide that action may be taken by written consent. The Company's stockholders do not, however, have the ability to call a meeting of stockholders. Conditional upon the approval of the proposed amendment to the Restated Certificate of Incorporation, the Board of Directors plans to adopt various amendments to the Company's By-laws consistent with the elimination of all provisions therein allowing stockholder action by written consent. The text of such conforming By-law amendments is set forth in Exhibit A.

     The vote of holders of record of a majority of the outstanding Common Stock is required for adoption of the proposed amendment.

     Reasons for and Effects of Proposed Article Tenth

     The proposed amendment is not the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company through a merger, tender offer, consent solicitation or otherwise. The elimination of stockholder action by written consent would ensure that all stockholders of the Company will have notice of, and the opportunity to participate in determining, any proposed stockholder action and would prevent the holders of a majority of the voting power of the Company from using the written consent procedure to take stockholder action unilaterally and without prior notice. The Board believes it is important that stockholders be able to discuss matters which may affect their rights, that the Board and the stockholders be able to give advance consideration to any such action, and that it is therefore appropriate for stockholders of a publicly-held corporation to take action affecting the corporation and its stockholders only at a meeting.

     The elimination of stockholder action by written consent may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the Board, the Chairman of the Board or the President. In addition, elimination of the written consent procedure may lengthen the amount of time required to take stockholder action, since certain actions by written consent are not subject to the minimum notice requirement of a stockholders meeting.

     Because elimination of the procedures for stockholders to act by written consent could make more difficult an attempt to obtain control of the Company, such action could have the effect of deterring a third party from making a tender offer or otherwise attempting to obtain control of the Company. By eliminating stockholder action by written consent, the Board intends to encourage persons seeking to acquire control of the Company to initiate such an acquisition through negotiations with the Company's management and the Board. However, any provision in the Restated Certificate of Incorporation which effectively requires a potential acquiror to negotiate with the Company's management and the Board could be characterized as increasing management's and the Board's ability to retain their positions with the Company and to resist a transaction which may be desired by, or be beneficial to, the Company's stockholders.

     Elimination of the written consent procedure also means that a meeting of stockholders would be required in order for the Company's stockholders to replace the Board. With the proposed classified Board, two such meetings would ordinarily be required. Thus, elimination of stockholder action by written consent will make the removal of Directors more difficult. Accordingly, the effect of the proposed amendment may be, under certain circumstances, to deter, impede or delay actions that are desired by, or beneficial to, some or all of the Company's stockholders, including stockholder attempts to change the membership of the Board and the initiation or consummation of business transactions, such as an acquisition, reorganization or recapitalization of the Company.

     Supermajority Required to Repeal Proposed Amendments

     Under Delaware law, amendments to the Restated Certificate of Incorporation may be made with the approval of holders of majority of the Company's outstanding Common Stock, since the Restated Certificate of Incorporation does not currently provide otherwise.

     Each of the proposed amendments would also provide that any further amendment to the Restated Certificate of Incorporation that would amend, alter or repeal such proposed amendment would require the vote of the holders of seventy-five percent (75%) of all shares of stock of the Corporation entitled to vote at a meeting held for the purpose of voting on such amendment. The 75% requirement would not apply in the case of such an amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the "Continuing Directors." "Continuing Directors," for the purposes of the proposed amendment, are (a) Directors of the Company who are or become Directors on the date on which the proposed amendment is adopted by the stockholders, or (b) any Director elected by a majority of the Continuing Directors then in office to succeed any Director to fill any vacancy on the Board of Directors.

     This "supermajority" requirement is designed to prevent the circumvention of the proposed amendments described herein by any person or persons holding more than 50% but less than 75% of the Voting Stock.

     The Board deems each of the proposed amendments to the Restated Certificate of Incorporation to be in the best interests of the Company and its stockholders, and unanimously recommends that the Company's stockholders vote FOR the adoption of the proposed amendments.

                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

     At the Annual Meeting five Directors will be elected. The Board has nominated Mr. Georgiev for election as a Class I Director, to serve until the Company's 1998 annual meeting of stockholders or special meeting in lieu thereof, and until his successor is duly elected and qualifies. The Board has also nominated Dr. Smotrich and Mr. Glosson for election as a Class II Directors, to serve until the Company's 1999 annual meeting of stockholders or special meeting in lieu thereof, and until their respective successors are duly elected and have qualified, and Dr. Deutch and Mr. Valente for election as Class III Directors, to serve until the Company's 2000 annual meeting of stockholders or special meeting in lieu thereof, and until their successors are duly elected and have qualified. Each of the nominees presently serves as a Director of the Company. Information relating to each of the nominees for election as a Director is set forth below under the captions "Directors and Executive Officers" and "Certain Transactions."

     In case Proposal No. 1 to amend the Restated Certificate of Incorporation to provide for three classes of directors should not be approved by the stockholders, the Board has, in the alternative, nominated Messrs. Georgiev, Smotrich, Glosson, Deutch and Valente for election as Directors, to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified.

     The nominees have agreed to serve as Directors if elected, and the Company has no reason to believe that they will be unable to serve. In the event that any of them is unable or declines to serve as a Director at the time of the Annual Meeting, proxies may be voted for such other nominee as is then designated by the Board.

     The Board unanimously recommends that you vote FOR the election of Mr. Georgiev as a Class I Director, Dr. Smotrich and Mr. Glosson as Class II Directors and Dr. Deutch and Mr. Valente as Class III Directors of the Company. In the event that Proposal No. 1 is not adopted by the stockholders, the Board unanimously recommends that you vote FOR the election of Messrs. Georgiev, Smotrich, Glosson, Deutch and Valente as Directors of the Company.

                                 PROPOSAL NO. 3

           AMENDMENTS OF 1991, 1993, 1995 and 1996 STOCK OPTION PLANS

     The Board of Directors has unanimously approved an amendment to the Company's 1991, 1993, 1995 and 1996 Stock Option Plans (the "Plans") and has directed that they be submitted to a vote of the stockholders at the Annual Meeting. Inasmuch as the Board deems such amendments to be interrelated in purpose and effect, they are being submitted as a single proposal to be voted upon. To be adopted, the proposed amendments require the affirmative vote of holders of a majority of all outstanding shares of Common Stock of the company entitled to vote thereon at the Annual Meeting. Management believes it to be in the best interests of the Company to amend the Plans to give effect to the proposed amendments.

     Section 6.1 ("Exercise") of each of the Plans currently provides, in its entirety, that:

          Each Option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Committee shall have the right to accelerate the date of exercise of any option, provided that the Committee shall not accelerate the exercise date of any Incentive Stock Option granted if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code.

The proposed amendment would revise Section 6.1 by deleting the proviso at the end of that Section, so that the new Section 6.1, as amended, would read in its entirety:

          Each Option granted under the Plan shall be exercisable in such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Committee shall have the right to accelerate the date of exercise of any option.

     The principal purpose of the proposed amendments is to give the Committee (consisting of not less than two members of the Board appointed by the Board to administer the Plan, each of whom is a "disinterested person" within the meaning of Rule 166-3 under the Securities Exchange Act of 1934, as amended) the discretion to accelerate the date of vesting of any option, even if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code and therefore cause the option to become non-qualified.

     The Board deems the proposed amendments to the Plans to be in the best interests of the Company and its stockholders, and unanimously recommends that the stockholders vote FOR the adoption of the proposed amendments.

                                 PROPOSAL NO. 4

                 AMENDMENTS OF 1996 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has unanimously approved two amendments to the Company's 1996 Employee Stock Purchase Plan (the "ESPP") and has directed that they be submitted to a vote of the stockholders at the Annual Meeting. Inasmuch as the Board deems such amendments to be interrelated in purpose and effect, they are being submitted as a single proposal to be voted upon. To be adopted, the proposed amendments require the affirmative vote of holders of a majority of all outstanding shares of Common Stock of the Company entitled to vote thereon at the Annual Meeting. Management believes it to be in the best interests of the Company to amend the ESPP to give effect to the proposed amendments.

     Section 5 of the ESPP currently provides that:

          Each employee of the Company shall be eligible to participate in the Plan during each Purchase Period, provided that he or she is not, as of the Entry Date for such Purchase Period: (a) an employee who has been employed by the Company for less than six months. . . .

     The  Company   wishes  to  eliminate  the  six  month  waiting  period  for eligibility,  and therefore  proposes to amend Section 5 by deleting  subsection
(a) thereof.

     Section 7 of the ESPP currently provides, in pertinent part, that:

          With respect to shares of Common Stock purchased [pursuant to the ESPP], the purchase price per shares shall be the lesser of (i) ninety-five percent (95%) of the Fair Market Value of a share of Common Stock on the Entry Date of the Purchase Period, or (ii) ninety-five percent (95%) of the Fair Market Value of a share of Common Stock on the Purchase Date of the Purchase Period.

     The Company wishes to amend Section 7, retroactive to the date of adoption of the ESPP, to provide that employees may purchase Common Stock pursuant to the ESPP for:

          . . . the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Entry Date of the Purchase Period, or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Purchase Date of the Purchase Period.

     The purpose of the amendments is to further encourage ownership of the Common Stock of the Company by eligible employees, thereby enhancing such employees' personal interest in the continued success and progress of the Company. The ESPP is intended to facilitate regular investment in the Company's Common Stock by offering eligible employees a convenient means to make purchases at a discounted price through payroll deductions.

     The Board deems the proposed amendments to the ESPP to be in the best interests of the Company and its stockholders, and unanimously recommends that the stockholders vote FOR the adoption of the proposed amendments.

                                 PROPOSAL NO. 5

              RATIFICATION OF SELECTION OF AUDITORS FOR FISCAL 1997

     The persons named in the enclosed Proxy will vote to ratify the selection of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 1997 unless otherwise directed by the Stockholders. That firm has served as the Company's independent auditors since 1989. A representative of Arthur Andersen LLP is expected to be present at the Meeting of Stockholders, and will have the opportunity to make a statement and answer questions from Stockholders if he so desires.

     The Board of Directors unanimously recommends that you vote for this proposal to select Arthur Andersen LLP as the Company's independent auditors for fiscal 1997.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     None of the directors or executive officers of the Company has any interest in the adoption of the above Proposals except that, (i) with respect to the Stock Option Plans which are the subject of Proposal No. 3, and (ii) with respect to the Employee Stock Purchase Plan which is the subject of Proposal No. 5, the Company's Directors (other than non-employee Directors) and executive officers participate in the Stock Option Plan and the Company's Directors (other than non-employee Directors) and officers may participate in the Employee Stock Purchase Plan.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning each director and nominee for election as a director and each executive officer of the Company.

         Name                               Age      Position

         Steven Georgiev*                    62      Chief Executive Officer and Chairman of the Board
         Michael H. Smotrich*                64      President, Secretary and Chief Operating Officer
         Buster Glosson                      54      Director
         Dr. John M. Deutch                  58      Director
         Louis P. Valente                    66      Director
         Joseph P. Caruso                    37      Treasurer, Vice President, and Chief Financial Officer .


               * Each of those persons may be deemed a parent and/or promoter of the Company as these terms are defined in the Rules and Regulations promulgated under the Securities Act of 1933, as amended.

     The Company currently has five Directors. All Directors are elected to hold office until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified. Proposal No. 1 would divide the Board into three classes, each serving for staggered three-year terms. See "Proposal No. 1 - Amendments of Restated Certificate of Incorporation." Officers are elected to serve subject to the discretion of the Board of Directors and until their successors are appointed. There are no family relationships among executive officers and directors of the Company.

     STEVEN GEORGIEV. Mr. Georgiev has served as Chief Executive Officer of the Company since November 12, 1993, and became a full time employee of the Company on January 1, 1995. Mr. Georgiev was a consultant to Dymed from June 1991 until its September 1991 merger with the Company, at which time he became the Chairman of the Company's Board of Directors. Mr. Georgiev is a financial and business consultant to a variety of emerging, high growth companies. Mr. Georgiev has been a director of Excel Technology, Inc. since 1992, and of Dynagen, Inc. since 1996. Mr. Georgiev was Chairman of the Board of Directors of Dynatrend, Inc., a publicly-traded consulting firm that he co-founded in 1972, until February 1989. Mr. Georgiev has a B.S. in Engineering Physics from Cornell University and an M.S. in Management from the Massachusetts Institute of Technology (Sloan Fellow).

     MICHAEL H. SMOTRICH. Dr. Smotrich was a consultant to Dymed from May 1992 until its merger with the Company in September 1992, at which time he became the Company's Executive Vice President, Chief Operating Officer, Secretary and a director. In August 1994, Dr. Smotrich became the Company's President. From July 1988 until May 1991, Dr. Smotrich was an independent consultant specializing in the development and manufacture of laser based medical products. Dr. Smotrich was Vice President of Operations at Candela Laser Corp. from June 1987 to June 1988, where he was responsible for medical laser production and product development. From July 1984 to June 1987, as Corporate Vice President of Research and Development, Dr. Smotrich was responsible for the design and development of surgical laser products at Merrimack Laboratories, Inc., which was acquired by the LaserSonics division of Cooper Laboratories, Inc. From 1972 to 1984, Dr. Smotrich was Vice President in charge of the Electro-Optics Group at Avco Everett Research Laboratory, Inc., working in the laser technology field. Dr. Smotrich received a certificate from the Advanced Management Program at Harvard Graduate School of Business Administration and has a B.S. in Physics from the Massachusetts Institute of Technology and an M.S. and Ph.D. in Physics from Columbia University.

     BUSTER GLOSSON. Mr. Glosson has been a director of the Company since September 1, 1996. From 1965 until June 1994, he was an officer in the United States Air Force (USAF). Most recently, he served as a Lieutenant General and Deputy Chief of Staff for plans and operations, Headquarters USAF, Washington, D.C. Mr. Glosson is a veteran of combat missions in Vietnam and, during the Gulf War, he commanded the 14th Air Force Division and was the director of campaign plans for the United States Central Command Air Forces, Riyadh, Saudi Arabia. In 1994 he founded and has since served as President of Eagle Ltd., a consulting firm concentrating on international business opportunities in the high-technology arena. He is also Chairman and CEO of Alliance

Partners Inc., an
investment holding company with a focus on international business. He also serves as a director of GreenMan Technologies, Inc., The American Materials and Technologies Corporation, and Skysat Communication Network Corporation, all publicly held companies.

     JOHN M. DEUTCH. Dr. Deutch became a director of the Company on February 1, 1997. In May 1995 he was sworn in as Director of Central Intelligence (DCI) following a unanimous vote in the Senate, and served as DCI until December 1996. In this position he was head of the Intelligence Community (all foreign
intelligence   agencies  of  the  United   States)  and   directed  the  Central
Intelligence Agency. From March 1994 to May 1995 he served as the Deputy Secretary of Defense. From March 1993 to March 1994, Dr. Deutch served as Under Secretary of Defense for Acquisitions and Technology. Dr. Deutch has been a member of the faculty of the Massachusetts Institute of Technology (M.I.T.) from 1970 to the present, where he was an associate professor and professor of chemistry, Chairman of the Department of Chemistry, Dean of Science and Provost. Currently, Dr. Deutch is an MIT Institute Professor and serves as director for the following publicly held companies: Ariad Pharmaceutical, Citicorp, CMS Energy and Schlinberger Ltd. Dr. Deutch has a B.A. in history and economics from Amherst College and both a B.S. in chemical engineering and a Ph.D. in physical chemistry from M.I.T. He holds honorary degrees from Amherst College, the University of Lowell and Northeastern University.

     LOUIS P. VALENTE. Mr. Valente became a director of the Company on February 1, 1997. From 1968 to 1995 Mr. Valente held numerous positions at EG&G, Inc., a diversified technology company which provides optoelectronic, mechanical and electromechanical components and instruments to manufacturers and end-user customers in varied markets that include aerospace, automotive, transportation, chemical, petrochemical, environmental, industrial, medical, photography, security and other global arenas. In 1968 he began his career at EG&G, Inc. as an Assistant Controller and held executive positions including Assistant Treasurer and Corporate Treasurer before becoming a Senior Vice President of EG&G, Inc. In this position he presided over and negotiated acquisitions, mergers and investments. Since his retirement in 1995, Mr. Valente has served in a similar role on a consulting basis. Currently, Mr. Valente serves as a director in Micrion Corporation, a publicly held company. Mr. Valente is a Certified Public Accountant and a graduate of Bentley College.

     JOSEPH P. CARUSO. Mr. Caruso joined the Company in March 1992 as Controller in a part-time capacity and became a full-time employee on June 15, 1992. Effective January 1, 1993, Mr. Caruso became Vice President and Chief Financial Officer. From October 1989 to June 1992, Mr. Caruso was the Chief Financial Officer of Massachusetts Electrical Manufacturing Co., Inc., a privately held manufacturer of power distribution equipment. From September 1987 to October 1989, Mr. Caruso was a manager with Robert Half, an international consulting firm. From December 1982 to September 1987, Mr. Caruso was a manager with Pannell Kerr Forster, an international public accounting firm. Mr. Caruso became a Certified Public Accountant in 1984 and has a B.S. in accounting from Merrimack College.

Committees and Meetings of the Board

     All of the Directors then in office attended at least 75% of the Meetings of Board of Directors and the committees on which they served during the year ended December 31, 1996. The Board of Directors met two times during the year ended December 31, 1996 and acted 25 times by unanimous written consent.

     The Board currently has three committees.

     The Audit Committee (currently consisting of Messrs. Glosson and Valente) held one meeting during the year ended December 31, 1996. The Audit Committee's functions include making recommendations to the Board of Directors relative to the appointment of independent public accountants, conferring with the Company's independent public accountants regarding the scope and the results of the audit of the Company's books and accounts and reporting the same to the Board of Directors, and reviewing the internal accounting procedures of the Company.

     The Compensation Committee (currently composed of Messrs. Georgiev, Glosson and Deutch) held six meetings during the year ended December 31, 1996. The Compensation Committee's functions include the administration of the Company's stock option plans and stock purchase plan and making recommendations to the Board of Directors relative to the compensation of officers and employees.

     The Investment Committee (currently composed of Messrs. Valente and Deutch) was formed on March 12, 1997. The Investment Committee's functions include reviewing and approving certain new investments as well as acquisition and disposition opportunities.

     The Company does not have a standing nomination committee of the Board of Directors or a committee performing similar functions.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Mr. Glosson, Mr. Valente and Mr. Deutch are paid $60,000 per year for their services as Director. For his services as a Director, Mr. Glosson received a warrant to purchase 100,000 shares of Common Stock at an exercise price of $8.00 per share. This warrant vests over a period of three years and expires on August 26, 2001. For his services as a Director, Mr. Valente received a warrant to purchase 50,000 shares of Common Stock at an exercise price of $7.00 per share. This warrant vests immediately and expires on December 26, 2001. For his services as a Director, Mr. Deutch received a warrant to purchase 50,000 shares of Common Stock at an exercise price of $6.75 per share. This warrant vests immediately and expires on December 27, 2001. In accordance with Company policy, Directors who are employees of the Company serve as Directors without compensation. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending Board of Directors meetings.

Executive Compensation

     The following table sets forth certain information concerning the compensation for services rendered in all capacities to the Company for the fiscal years ended December 31, 1995 and 1996 of (i) the Chief Executive Officer of the Company during 1996 and (ii) the other executive officers of the Company serving on December 31, 1996 whose salary and bonuses for 1996 exceeded $100,000 (the "Named Executive Officers"):

                              SUMMARY COMPENSATION TABLE

                                                                                          Long-Term
                                                                                        Compensation
                                                                                           Awards
                                                                                       ----------------

                                                                                         Securities                 All
                                                                                         Underlying                Other
Name and                            Fiscal           Salary            Bonus             Options(1)            Compensation
Principal Position                  Year              ($)               ($)                 (#)                    ($)
                                --------------    ------------    ----------------    ----------------    -----------------------

Steven Georgiev                    12/31/96       $ 275,000       $305,000                  800,000                $    --
     Chief Executive Officer       12/31/95       $161,800        $  50,000                 450,000                $    --
                                   12/31/94       $    --         $    --                       --                 $  80,000(2)

Dr. Michael H. Smotrich            12/31/96       $214,000        $  50,000                 300,000                $    --
     President, Chief              12/31/95       $149,400        $  50,000                 250,000                $    --
     Operating Officer,            12/31/94       $  92,000       $  20,000                 170,000                $    --
     Secretary

Joseph P. Caruso                   12/31/96       $180,000        $  64,000                 450,000                $    --
     Vice President and  Chief     12/31/95       $109,600        $  75,000                 250,000                $    --
     Financial Officer             12/31/94       $  70,400       $  20,000                 170,000                $    --


     (1) During fiscal 1996 and fiscal 1995, the Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the Named Executive Officers.

     (2) Represents monies paid by the Company to Mr. Georgiev during the year ended December 31, 1994 pursuant to a consulting arrangement between the Company and Mr. Georgiev.

Option Grants in Last Fiscal Year

     The following table sets forth certain information regarding stock options and warrants granted during 1996 by the Company to the Named Executive Officers:

                                              OPTION GRANTS

-----------------------------------------------------------------------------------------------------------
                                   Percent of
                                   Number of Shares     Total Options
                                      Underlying           Granted
Name and                               Options           to Employee      Exercise Price     Expiration
Principal Position                     Granted          in Fiscal Year      Per Share           Date
-----------------------------------------------------------------------------------------------------------

Steven Georgiev
     Chief Executive Officer             300,000(1)          5.87%              6.75           2/5/01
     Chairman of the Board               200,000(1)          3.91%              6.00          12/18/01
                                         300,000(1)          5.87%              8.00           8/26/01

Dr. Michael H. Smotrich
     President, Chief                    250,000(2)          4.89%              6.75           2/5/01
     Operating Officer,                   50,000(2)           .98%              6.00          12/18/01
     Secretary

Joseph P. Caruso
     Vice President and Chief            200,000(3)          3.91%              8.00         8/26/01
      Financial Officer                  150,000(3)          2.94%              6.75          2/5/01
                                         100,000(3)          1.96%              6.00         12/18/01



     (1) On February 5, 1996, the Company granted Mr. Georgiev 300,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.75 per share, all of which vests immediately. On December 19, 1996, the Company granted Mr. Georgiev 200,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.00 per share, of which 66,666 shares vest immediately, 66,667 shares vest a year from issuance and the final 66,667 shares vest two years from issuance. On August 27, 1996, the Company granted Mr. Georgiev 300,000 shares of Common Stock issuable upon exercise of a five year stock option at an exercise price of $8.00 per share, of which 100,000 shares vest immediately, 100,000 shares vest one year from issuance and the final 100,000 shares vest two years from issuance.

     (2) On February 5, 1996, the Company granted Dr. Smotrich 250,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.75 per share, all of which vests immediately. On December 19, 1996, the Company granted Dr. Smotrich 50,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.00 per share, of which 16,666 shares vest immediately, 16,667 shares vest a year from issuance and the final 16,667 shares vest two years from issuance.

     (3) On February 5, 1996, the Company granted Mr. Caruso 150,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.75 per share, all of which vests immediately. On December 19, 1996, the Company granted Mr. Caruso 100,000 shares of Common Stock, issuable upon exercise of a five year warrant at an exercise price of $6.00 per share, of which 33,333 shares vest immediately, 33,333 shares vest a year from issuance and the final 33,334 shares vest two years from issuance. On August 27, 1996, the Company granted Mr. Caruso 200,000 shares of Common Stock issuable upon exercise of a five year stock option at an exercise price of $8.00 per share, of which 66,666 shares vest immediately, 66,667 shares vest one year from issuance and the final 66,667 shares vest two years from issuance.

Aggregated Option Exercises in Last Year and Fiscal Year-End; Option/SAR Values

     The following table sets forth information on an aggregated basis regarding the exercise of stock options during the last completed fiscal year by each of the Named Executive Officers and the value of unexercised options at December 31, 1996:


                                                                          Number of
                                                                          Securities                 Value of
                                                                          Underlying               Unexercised
                                                                         Unexercised               in-the-Money
                                      Shares                             Options/SARs              Options/SARs
                                     Acquired            Value          at FY-End (#)            at FY-End ($)(1)
Name and                            on Exercise        Realized          Exercisable/              Exercisable/
Principal Position                      (#)               ($)           Unexercisable             Unexercisable
-------------------------------------------------------------------------------------------------------------------------
Steven Georgiev
     Chief Executive Officer          260,000           426,200        703,666/333,334(2)              1,115,750/100,000

Dr. Michael H. Smotrich
     President, Chief                   --                --            686,666/33,334(3)               1,881,249/25,000
     Operating Officer,
     Secretary

Joseph P. Caruso
     Vice President and Chief           --                --           699,999/200,001(4)               2,041,250/50,000
     Financial Officer


(1) Value is based on the December 31, 1996 closing price on the Nasdaq Small Cap Market of $6.75 per share. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of the shares.

(2) Includes warrants to purchase Common Stock and stock options with exercise prices ranging from $2.00-$8.00, all of which expire on or before December 18, 2001.

(3) Includes warrants to purchase Common Stock and stock options with exercise prices ranging from $2.125-$6.75, all of which expire on or before December 18, 2001.

(4) Includes warrants to purchase Common Stock and stock options with exercise prices ranging from $2.00-$8.00, all of which expire on or before December 18, 2001.

(5) Consists of a warrant to purchase Common Stock at an exercise price of $6.00 per share expiring on December 19, 2001.

Employment Agreements

     Effective January 1, 1997, the Company entered into three-year key employment agreements with Mr. Georgiev, Dr. Smotrich and Mr. Caruso. Pursuant to these agreements, Mr. Georgiev serves as Chief Executive Officer, Dr. Smotrich serves as President and Chief Operating Officer and Mr. Caruso serves as Chief Financial Officer, at annual base salaries of $350,000, $250,000 and $200,000, respectively. The agreements provide for bonuses as determined by the Board of Directors or Executive Committee, and employee benefits, including vacation, sick pay and insurance, in accordance with the Company's policies.

     The agreements provide that, in the event of termination (i) by the Company without cause, as defined, or by the executive for good reason, as defined, other than within one year of a change in control, the Company shall pay the executive four times the executive's annual base salary then in effect, and continue the executive's employee benefits for the remaining term of the agreement; (ii) within one year following a change in control, the Company shall pay the executive eight times the executive's annual compensation, as defined, and continue the executive's employee benefits for the remaining term of the agreement; and (iii) by the executive for good reason within one year following an approved change in control, as defined, the Company shall pay the executive eight times the executive's annual base salary then in effect and any bonus compensation to which the executive would have been entitled if he had remained as an employee under the agreement to the end of the fiscal year, and continue the executive's employee benefits for the remaining term of the agreement.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The following table sets forth, as of April 4, 1997, the number of shares of the Company's Common Stock owned by each director, by the Company's Principal Executive Officer and each of the other Named Executive Officers, by all directors and executive officers as a group, and by any persons (including any "group" as used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by the Company to own beneficially 5% or more of the outstanding Common Stock. Except as otherwise indicated, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.

                                                                                              Percentage
                                                             Number of Shares                  of Class
Name and Address of Beneficial Owner                        Beneficially Owned                   (1)
------------------------------------                        ------------------                -----------
Steven Georgiev(5)                                                1,072,871                       3.25%
66 Cherry Hill Drive
Beverly, MA  01915

Joseph P. Caruso(6)                                                 768,257                       2.33%
66 Cherry Hill Drive
Beverly, MA  01915

Michael H. Smotrich(7)                                            1,224,256                       3.71%
66 Cherry Hill Drive
Beverly, MA  01915

Buster C. Glosson(8)                                                 53,333                         *
66 Cherry Hill Drive
Beverly, MA  01915

Louis P. Valente(9)                                                  54,000                         *
66 Cherry Hill Drive
Beverly, MA  01915

John M. Deutch(9)                                                    50,000                         *
66 Cherry Hill Drive
Beverly, MA  01915

All Directors and Executive Officers as a Group                   3,222,717                       9.34%
(6 persons)(10)

*    Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage ownership is based on 32,267,890 shares of Common Stock outstanding.

(5) Includes 703,666 shares of Common Stock which Mr. Georgiev has the right to acquire within 60 days pursuant to the exercise of options and warrants, 40,000 shares of Common Stock held by family members and 2,051 shares held in the Company 401(k) Plan.

(6) Includes 699,999 shares of Common Stock which Mr. Caruso has the right to acquire within 60 days pursuant to the exercise of options and warrants, and 1,432 shares held in the Company 401(k) Plan.

(7) Includes 686,666 shares of Common Stock which Dr. Smotrich has the right to acquire within 60 days pursuant to the exercise of options and warrants, and 8,000 shares of Common Stock owned by family members.

(8) Includes 53,333 shares of Common Stock which Mr. Glosson has the right to acquire within 60 days pursuant to the exercise of options and warrants.

(9) Includes 50,000 shares of Common Stock which Mr. Valente and Mr. Deutch have the right to acquire within 60 days pursuant to the exercise of warrants.

(10) For purposes of this calculation, total issued and outstanding shares includes an aggregate of 2,243,664 shares issuable pursuant to options and warrants exercisable within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From January 1996 to March 1997 the Company has advanced varying amounts to Steven Georgiev, the Company's Chief Executive Officer and Chairman of the Board; the total outstanding indebtedness at April 18, 1997 was $585,993. These advances are evidenced by demand promissory notes which bear interest at 7% and are collateralized by stock in the Company at a 75% loan to value ratio.

     From January 1996 to February 1997 the Company has advanced varying amounts to Michael H. Smotrich, the Company's President and Chief Operating Officer; the total outstanding indebtedness at March 31, 1997 was $193,156. These advances are evidenced by demand promissory notes which bear interest at 7% and are collateralized by stock in the Company at a 75% loan to value ratio.

     At December 31, 1995, the Company had notes receivable for $3,150,000 from the American Material & Technologies Corporation ("AM&T") evidenced by a $3,000,000 promissory note and a $150,000 promissory note, both with interest at the rate of 10% per annum. Steve Georgiev is chairman of AM&T and owns 13% of AM&T's outstanding common stock. On March 29, 1996, the Company assigned a portion of its notes receivable at a face value of $1,500,000 to a non-affiliated individual for $1,500,000. The remaining outstanding portions of the notes was paid off in 1996. The Company owns a total of 463,664 shares of AM&T's common stock at March 31, 1997. These shares were purchased at a cost of $375,000 and have a market value at March 31, 1997 of $2,781,984.

     In 1996 the Company had four loans outstanding at various points in time totaling $4,800,000 to Alliance Partners, Inc. Buster Glosson, a director of the Company, is Chairman and Chief Executive Officer of Alliance Partners, Inc. These loans accrued interest at a rate of 10% per annum and were all paid off by December 31, 1996.

     In 1996 the Company loaned $5,800,000 and made consulting payments totaling $109,000 to Eagle Limited. Buster Glosson is President of Eagle Limited. The loan has been paid back as of December 31, 1996.

     On December 18, 1996, Steven Georgiev pledged 77,000 shares of his AM&T common stock in favor of the Company to secure a loan of $500,000 made by the Company to Trani, Inc.; on April 16, 1997, Mr. Georgiev increased the number of pledged AM&T shares to 100,000.

     On March 31, 1997, Steven Georgiev pledged 112,000 shares of his AM&T common stock in favor of the Company to secure a loan of $500,000 made by the Company to JCV Capital Corp.; on April 16, 1997, Mr. Goergiev decreased the number of AM&T shares pledged to 100,000.

     On September 30, 1996, the Company purchased two limited liability partnership units for $500,000 in a full service investment banking and securities brokerage firm, of which Joseph Levangie is a director.

     (See also "Employment Agreements.")

     The Company believes the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties. The Company's policy, as adopted by its Board of Directors on December 16, 1996, is that, in order to reduce the risks of self-dealing or a breach of the duty of loyalty to the Company, all transactions between the Company and any of its officers, directors or principal stockholders must be for bona fide purposes, will be subject to approval by a majority of the disinterested members of the Board of Directors of the Company, and must be on terms no less favorable to the Company than could be obtained from unaffiliated parties.

        COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT
                                     OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock ("10% Stockholders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership of the Company's Common Stock and other equity securities on Form 3 and reports of changes in such ownership on Form 4 and Form 5. Officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, and with respect to, its most recent fiscal year, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were fulfilled in a timely manner.

                                  SOLICITATION

     No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                           DEADLINE FOR SUBMISSION OF
                   1997 STOCKHOLDER PROPOSALS AND NOMINATIONS

     Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 1998 must submit the proposals in proper form to the Company at its address set forth on the first page of this proxy statement not later than December 31, 1997 in order for the proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.

                                  MISCELLANEOUS

     The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                              AVAILABLE INFORMATION

     Stockholders of record on May 1, 1997 will receive a Proxy Statement and the Company's 1996 Annual Report, which contains detailed financial information concerning the Company. The Company will mail, without charge, a copy of the Company's Annual Report on Form 10-KSB/A (excluding exhibits) to any stockholder solicited hereby who requests it in writing. Please submit any such written request to John Ingoldsby, Investor Relations, Palomar Medical Technologies, Inc., 66 Cherry Hill Drive, Beverly, Massachusetts 01915. In addition, the SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically, including the Company. The SEC's Web site address is http://www.sec.gov.

                                    EXHIBIT A

STAGGERED BOARD OF DIRECTORS

         PROPOSED AMENDMENT: The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article FIFTH thereof in its entirety and substituting therefor the following new Article FIFTH:

         FIFTH. (a) (1) The business and affairs of the Corporation shall be managed under the direction of a Board of Directors, consisting of not less than three nor more than twelve Directors, the number of which shall be determined from time to time by resolution adopted by affirmative of a majority of Directors then in office. The Directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, Class I, Class II and Class III, each consisting as nearly as possible of one-third of the whole number of the Board of Directors. All Directors shall hold office until their successors are chosen and qualified, or until their earlier death, resignation, disqualification or removal. At the first meeting held for election of the Board of Directors following adoption of this provision by the stockholders of the Corporation, Class I Directors shall be elected for a term of one year; Class II Directors shall be elected for a term of two years; and Class III Directors shall be elected for a term of three years; and at each annual election thereafter, successors to the class of Directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of Directors shall expire in each year. Any vacancy on the Board of Directors that results from an increase in the number of Directors may be filled by the affirmative vote of a majority of the Directors then in office, and any other vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall serve for a term equivalent to the remaining unserved portion of the term of such newly elected Director's predecessor.

         Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect
         Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation applicable thereto, and such Directors shall not be divided into classes pursuant to this Article FIFTH (a)(1) unless expressly provided by such terms.

                           (2) No amendment to the Certificate of Incorporation of the Corporation shall amend, alter, or repeal any of the provisions of this Article FIFTH (a) unless the amendment effecting such amendment, alteration or repeal shall receive the affirmative vote of or consent of the holders of seventy-five percent (75%) of all shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment, considered for the purposes of this Article FIFTH as one class; provided that this paragraph FIFTH (a)(2) shall not apply to, and such seventy-five percent (75%) vote shall not be required for, any such amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the Continuing Directors. For purposes of this paragraph FIFTH (a)(2), a "Continuing Director" shall mean any Director of the Corporation who is or becomes a Director on the date that this Article FIFTH is first adopted by the Corporation's stockholders or any Director elected by a majority of the Continuing Directors then in office to succeed any Director or to fill any vacancy on the Board of Directors whether resulting from an increase in the number of Directors or otherwise.

                        (b) In  furtherance  and  not in  limitation  of  powers
                conferred by statute, it is further provided that:

                                (1) election of Directors need not be by written
                        ballot   unless  so  provided  in  the  By-Laws  of  the
                        Corporation; and

                                (2)  the  Board  of   Directors   is   expressly
                        authorized to adopt, amend or repeal the By-Laws of the Corporation.


ELIMINATION OF ACTION BY STOCKHOLDER CONSENT

         PROPOSED AMENDMENT: The Restated Certificate of Incorporation of the Corporation is hereby amended by (a) amending Article Tenth thereof by deleting the word "TENTH" and inserting in its place the word "ELEVENTH," (b) amending Article Eleventh thereof by deleting the word "ELEVENTH" and inserting in its place the word "TWELFTH," and (c) by inserting, after Article Ninth, the following new Article:

        TENTH: (a) No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders of the Corporation."

                (b) No amendment to the Certificate of Incorporation of the Corporation shall amend, alter, or repeal any of the provisions of this Article TENTH unless the amendment effecting such amendment, alteration or repeal shall receive the affirmative vote of or consent of the holders of seventy-five percent (75%) of all shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment, considered for the purposes of this Article TENTH as one class; provided that this paragraph TENTH (b) shall not apply to, and such seventy-five percent (75%) vote shall not be required for, any such amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the Continuing Directors. For purposes of this paragraph TENTH (b), a "Continuing Director" shall mean any Director of the Corporation who is or becomes a Director on the date that this Article TENTH is first adopted by the Corporation's stockholders or any Director elected by a majority of the Continuing Directors then in office to succeed any Director or to fill any vacancy on the Board of Directors whether resulting from an increase in the number of Directors or otherwise.

TEXT OF PROPOSED CONFORMING BY-LAW AMENDMENTS

         The By-laws are hereby amended by:

         *     deleting Article II, Section 8 thereof in its entirety;

         * deleting Article III, Section 2 thereof in its entirety and substituting therefor the following new Section 2:

         2. NUMBER AND TENURE. The board shall consist of not less than three nor more than twelve Directors, the number of which shall be determined from time to time by resolution adopted by affirmative of a majority of Directors then in office. Subject to the foregoing and to the provisions of the certificate of incorporation, the number of directors may be increased or decreased at any time or from time to time by vote of a majority of directors then in office, except that such decrease by vote of directors shall only be made to eliminate vacancies existing by reason of the death, resignation or removal of one or more directors.

         The directors shall be elected at the annual meeting of stockholders except as provided in Section 4.5 of these By-laws. Directors need not be stockholders.

         The directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, each consisting of one-third of the whole number of the board of directors, and all directors shall hold office until their successors are chosen and qualified, or until their earlier death, resignation, or removal. At the first meeting held for election of the board of directors following adoption of these By-laws, directors of the first class shall be elected for a term of one year; directors of the second class shall be elected for a term of two years, directors of the third class shall be elected for a term of three years; and at each annual election thereafter, successors to the class of directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of offices of one class of directors shall expire in each year.

         * deleting Section 6 thereof in its entirety and substituting therefor the following new Section 6:

         6. RESIGNATION OR REMOVAL OF DIRECTORS. Any director or the entire board of directors may be removed for "Cause," as hereinafter defined, by the holders of a majority of the stock issued and outstanding and entitled to vote at an election of directors; PROVIDED, HOWEVER, that the directors elected by a particular class of stockholders may be removed only by the vote of the holders of a majority of the shares of such class. Any director may resign at any time by delivering a resignation in writing to the principal executive officer of the secretary or to a meeting of the board of directors, such resignation shall be effective upon receipt unless specified to be effective at some other time; and without in either case the necessity of its being accepted unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation) no director removed shall have any right to receive compensation as such director for any period following the director's resignation or removal, or any right to damages on account of such removal, whether the director's compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in heir or its discretion provide for compensation. For purposes of this Section 6, "Cause" means:

                        (A) willful and continued  material failure,  refusal or
                inability to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably damaging to the Corporation;

                        (B) conviction for any crime  involving  moral turpitude
                or any other illegal act that materially and adversely reflects upon the business, affairs or reputation of the Company or on one's ability to perform one's duties to the Corporation.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
           PALOMAR MEDICAL TECHNOLOGIES, INC. A STOCKHOLDER WISHING TO
               VOTE IN ACCORDANCE WITHT HE RECOMMENDATIONS OF THE
           BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS REPORT AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 1997


         The undersigned stockholder of Palomar Medical Technologies, Inc. (the "Company") revoking all prior proxies, hereby appoints Joseph P. Caruso and Sarah B. Reed, Esq., or any of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, June 18, 1997 beginning at 10:30 a.m., and at any and all adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated May ___, 1997 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

1. To amend the Company's Restated Certificate of Incorporation to (a) classify the Board of Directors into three classes, each class consisting as nearly as possible of one-third of the whole number of the Board of Directors; (b) require that action required or permitted to be taken by stockholders of the Company be taken at an annual or special meeting of stockholders and not by written consent of stockholders; and (c) provide that, unless certain conditions are met, the proposed amendments may not be amended without a vote of the holders of seventy-five (75%) of outstanding voting shares of stock of the Company entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment.

          /   /    FOR              /   /    AGAINST /   /    ABSTAIN

2. To elect Steven Georgiev as a Class I Director for an initial term of one year, Michael Smotrich and Buster Glosson as Class II Directors for an initial term of two years, and John Deutch and Louis Valente as Class III Directors of the Company, each for a term of three years or, in the alternative, should Proposal No. 1 not be approved, to elect each of the foregoing nominees as Directors of the Company to serve until the 1998 annual meeting of stockholders and until their respective successors are elected and have qualified.

          /  /    FOR            /   / AGAINST the nominees  /   / FOR except
                                                                   vote withheld
                                                                   from   the
                                                                   following
                                                                   nominee(s):

                                                                   -------------
                                                                   -------------

3.        To amend the 1991, 1993, 1995 and 1996 Stock Option Plans.

          /   /    FOR          /   /    AGAINST           /   /    ABSTAIN

4.        To amend the 1996 Employee Stock Purchase Plan.

          /   /    FOR          /   /    AGAINST           /   /    ABSTAIN

5.      To select Arthur Andersen LLP as the Company's auditors for fiscal 1997.

         /   /    FOR           /   /    AGAINST           /   /    ABSTAIN


          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.

DATED:   _________________, 1997




                  Signature of Stockholder(s)

Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Mark here if you plan to attend the meeting.         /   /